Exhibit 99
Merrill Lynch Financial Services Investor Conference November 15, 2007

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events / Outlook Shareholder Focus

Top 20 US-based Bank Holding Company $10.4 billion market capitalization $60 billion total assets Over 660 branches in seven states / District of Columbia Over 1,500 ATMs across retail bank footprint Over 1.5 million retail customers Over 130,000 commercial customers M&T Bank Corporation - Overview

Earnings Summary (1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: 3Q2006 = $12.2MM, 2Q2007 = $10.0MM, 3Q2007 = $9.6MM. Merger-related expenses: 3Q2006 = $0.7MM. ($ in millions, except EPS)

Third Quarter 2007 highlights Linked quarter NIM decrease from 3.67% to 3.65% 2 bps drop due to 1 additional day in Q3 vs. Q2 Fee income decreased $30MM from the linked quarter Income from BLG fell $19MM due to timing of securitizations $1MM linked quarter decrease in operating expenses $76MM Linked quarter increase in NPLs, Residential development / construction ($42mm) Residential mortgages ($26mm), primarily non-Agency NCOs flat at 20bps

Impact from Bayview Lending Group Pro-rata equity income from Bayview Lending Group 3Q loss of $11 million vs. 2Q profit of $8 million Dilutive to EPS by 9 cents per share for 3Q and YTD 3Q results reflect run rate of origination franchise without any securitization revenue Executed two securitizations totaling $862 million Impact to be reflected in 4Q results Expect BLG results to fluctuate from quarter to quarter - depending on size and timing of securitizations

Quarterly Key Ratios (1) Excludes amortization related to intangible assets and merger-related expenses. Excludes Securities Gains/(Losses).

Net Interest Margin Source: SNL Financial. Peer median is median of top 50 banks by asset size on September 30, 2007.

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events / Outlook Shareholder Focus

M&T Bank Corporation - Average Loans ($ in billions) * annualized

"Headline" Commercial Portfolios Auto dealer floor plan loans NPLs $34 million at September 30, down from 3Q06 and 2Q07 Deterioration appears to have reached an inflection point Residential builder / developer loans About $1.8 billion outstanding1 Vast majority within banking footprint Completed focused reviews in Sept. 2006 and May 2007 Next review currently in process (1) Excludes approximately $400 million of construction loans to individuals

Consumer Credit -Underwriting data Weighted Average Weighted Average FICO Score Loan to Value (LTV) HELOC 750 66% HELOANS 739 68% Indirect Auto 732 111% Non-Agency Mortgages In portfolio 707 74%

Consumer Loans - 30-89 day Delinquency Trend1 2002Y 2003Y 2004Y 2005Y 2006Y Sep-06 Jun-07 Sep-07 HELOCs 0.35% 0.47% 0.30% 0.44% 0.53% 0.53% 0.50% 0.56% Resid. Mortgages - 1st lien 6.13% 5.50% 4.12% 3.08% 2.92% 2.91% 3.20% 3.49% Resid. Mortgages 2nd lien 1.31% 1.90% 1.41% 2.67% 2.98% 2.58% 2.41% 3.36% Other Consumer 1.15% 1.14% 1.14% 1.60% 1.78% 1.63% 1.56% 1.75% Subtotal 2.39% 2.10% 1.69% 1.79% 1.93% 1.82% 1.95% 2.16% Annual Quarterly (1) Computed from end-of-period loan and delinquency balances as reported in FRY9C

Source: SNL Interactive Historical Credit Cycle - Annual Trend, 1991-Q3 2007

Securities Portfolio as of September 30, 2007 Securities portfolio totaled $8 billion at September 30 Equals 13% of total assets vs top-50 bank median of 17% Effective duration just under 2.0 years Approximately 75% mortgage related securities Unrealized losses about $100 million - pretax

AAA Rated 48.9% Agency MBS/CMO 22.0% CDO* 0.8% < BBB 0.1% AA Rated 2.2% A to BBB 1.5% All Other 18.7% US Treasury & Agency Securities 4.4% Municipal Bonds 1.4% Investment Securities - Credit Rating Distribution MBS/CMO Non-Agency 52.7% * Moody's dropped rating from Aa2 to Baa3 on CDO rated AA by S&P. Moody's also dropped rating from Aaa to Baa1 on one of two CDO's rated AAA by S&P. See slide 19

CDO Exposure as of September 30, 2007 $132mm CDO exposure in 3 separate securities Two initially rated triple-A and one double-A Mixed R/E and non-R/E collateral Includes about 42% sub-prime ABS Carried as available-for-sale Marked to market through equity Market value of $66mm at September 30, 2007

CDO Exposure - recent developments Current unrealized loss estimated at $100mm Fair value of $31mm Two securities recently downgraded by Moody's Aaa tranche to Baa1 Aa2 tranche to Baa3 S&P ratings unchanged at AAA and AA Third security remains AAA/Aaa All three securities current with principal and interest If losses are deemed other than temporary in the future, mark to market losses (on an after-tax basis) would reduce net income

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events / Outlook Shareholder Focus

Recent Events / Pending Acquisitions Partners Trust acquisition First Horizon Branch acquisition

Transaction: Merger of Partners Trust into M&T Price: $12.50 per PRTR share Financing: 50% cash / 50% M&T stock Financial highlights: Merger-related charges recognized in quarter which deal closes Accretive to 2008 Net Operating Earnings Accretive to 2009 GAAP Earnings Partners Trust Transaction Highlights

Strengthens M&T's Market Position in Upstate NY 155,000 households 15 branches in Utica-Rome MSA (proforma #1 position) 10 branches in Binghamton MSA (proforma #1 position) 8 branches in Syracuse MSA (proforma #1 position) 33 branches and 46 ATMs (before divestitures) M&T has 48 branches in these markets with $2.4 billion in deposits 16 M&T branches within 1 mile of a Partners Trust branch Source: SNL Financial and company filings. 1. Data as of or for the quarter ended June 30, 2007.

Transaction: Purchase of 13 FHN Mid-Atlantic branches Price: Not disclosed Financing: Earnings retention; no stock issued Financial impact: Merger-related charges recognized in quarter which deal closes <1% impact to 2008 GAAP and net operating earnings First Horizon Branch Transaction Highlights

13 FHN branches in Mid-Atlantic 3 Baltimore metro area 1 Bethesda, MD 9 Northern Virginia area $250 million total loans About 1/3 consumer, primarily home equity About 2/3 commercial $230 million deposits Accelerates M&T's Mid-Atlantic Expansion

Low risk transactions; achievable cost savings IRR for each comfortably exceeds acquisition hurdle rate PRTR branch/back office overlap offers significant consolidation opportunity FHN branches offer some consolidation opportunity More importantly, accelerates planned expansion in the Mid-Atlantic "Classic" M&T In-market transactions

M&T - Outlook NIM pressure Credit costs Continued pressure from residential builder portfolio Rising losses on non-Agency mortgages NCO ratio rising to 30-35 basis points Two acquisitions likely to close in 4Q07 Merger charges incurred in quarter of closing Some possibility of additional charges in future periods VISA settlement Capital management

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events / Outlook Shareholder Focus

What Makes M&T Unique?* Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees * As of 2/28/07. Includes options & deferred bonus shares. 48.1% 21.4% 6.1% 24.4%

Return of Capital to Shareholders Cumulative Capital Retained, Dividends and Share Repurchases 1983 - Q3 2007 $2.6 Billion $2.0 Billion $1.1 Billion Share Repurchases Dividends Capital Retained 3231.8 1429 2023.9 =sum( $3.2 Billion $2.0 Billion $1.4 Billion Note: Percentages do not add to 100% due to rounding.

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2.11 2.53 2.5 3.13 3.24 3.58 4.78 4.95 6 6.73 7.37 0.078 0.088 0.56 0.56 0.87 1.05 0.34 0.75 0.38 0.3 0.36 * Net operating EPS excludes amortization of intangible assets and merger-related costs. Note: GAAP and net operating EPS in 1998-2002 have been restated for expensing stock options. M&T Diluted EPS 1996 - 2006, GAAP & Net Operating* 1996 - 2006 EPS CAGR GAAP 13.3% Net Operating* 13.4% $3.69 $4.11 $4.63 $5.12 $5.70 $6.38 $3.06 $2.61 $2.19 $7.03 GAAP EPS Net Operating EPS $7.73

1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Diluted Net Operating Earnings 0.09 0.29 0.39 0.46 0.48 0.6 0.57 0.79 0.92 1.3 1.34 1.57 1.8 2.19 2.61 3.06 3.69 4.11 4.63 5.12 5.7 6.38 7.03 7.73 Dividends 0.05 0.053 0.063 0.07 0.08 0.095 0.11 0.125 0.14 0.16 0.19 0.22 0.25 0.28 0.32 0.38 0.45 0.625 1 1.05 1.2 1.6 1.75 2.25 M&T Per Share Data 1983-2006 +21% CAGR Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No.148 stock option expensing. CAGRs calculated using 1983 as base year. +18% CAGR $7.73

23.0% Annual rate of return since 1980 17th best return of the entire universe of over 800 U.S. based stocks that have traded publicly since 1980 M&T Bank Corporation... a solid investment *CAGR calculated assuming reinvestment of dividends through September 30, 2007. Source: IDC & Factset $3,165 invested in M&T in 1980 would be worth $1 million today

Merrill Lynch Financial Services Investor Conference November 15, 2007

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation

Reconciliation of GAAP and Non-GAAP Results of Operation Reconciliation of GAAP and Non-GAAP Results of Operation